OTHER CURRENT ASSETS (Tables)	12 Months Ended
Sep. 30, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Summary of other current assets

Other current assets consist of the following:

	As of September 30,
	2021	2022
Receivable from sales of buildings under construction (1)	100,300	—
Due from a service provider (2)	23,326	36,100
Deposit for share settlement (3)	19,279	21,341
Others	438	1,588
	143,343	59,029

(1)
During the year ended September 30, 2021, the Group sold buildings under construction (See Note 4, Property and equipment, net) through judicial sale for the proceeds of RMB 100,300. As of September 30, 2021, the buyer has made cash consideration to the Court, which will allocate the proceeds to the Group’s creditors. During the year ended September 30, 2022, the Court completed the allocation of proceeds of RMB 95 million, and the remaining balance of RMB 5 million was deconsolidated as part of the assets of the VIE’s subsidiaries.
(2)
Upon asset acquisition with Beautiful House (Note 8), the Group engaged a third party service provider to provide apartment operation services to the Group. The third party service provider is controlled by one of the shareholders of the Seller of Beautiful House (Note 8). To support the operation services to the tenants, the Group made interest free loans to and operating expenses on behalf of the service provider and the loans are repayable on demand.
(3)
Upon settle payables due to Beautiful House arising from asset acquisition (Note 8), the Group paid a deposit of RMB 21,341 (US$3,000) to Beautiful House, which is expected to get repaid upon share settlement.